UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07850

PNC Advantage Funds

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-364-4890

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2010

PNC Advantage

Institutional Money

Market Funds

PNC

ADVANTAGE FUNDS

P N C ADVANTAGE FUNDS ANNUAL REPORT PNC Advantage Institutional Government Money Market Fund PNC Advantage Institutional Money Market Fund PNC Advantage Institutional Treasury Money Market Fund
	TABLE OF CONTENTS
	Message from the Co-Chairmen	1
	Message from the President	2
	Summary of Portfolio Holdings/Expense Tables	7
	Trustees and Officers of the Trust	10
	Report of Independent Registered Public Accounting Firm	12
		Financial Highlights	Schedules of Investments
	Advantage Institutional Government Money Market Fund	13	16
	Advantage Institutional Money Market Fund	14	18
	Advantage Institutional Treasury Money Market Fund	15	22
	Investment Abbreviations & Definitions		24
	Statements of Assets and Liabilities		26
	Statements of Operations		28
	Statements of Changes in Net Assets		29
	Notes to Financial Statements		30
	Proxy Voting and Quarterly Schedules of Investments		36

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Advantage Institutional Government Money Market Fund, the PNC Advantage Institutional Money Market Fund and the PNC Advantage Institutional Treasury Money Market Fund (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-364-4890 or downloading one at pncfunds.com. Please read it carefully before you invest or send money.

		NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2010 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PNC Advantage Funds

MESSAGE FROM THE CO - CHAIRMEN

JULY 2010

Dear Shareholders:

We are pleased to provide you with important annual financial information about PNC Advantage Funds, as well as a review of the financial markets and events shaping global markets. As of May 31, 2010, total assets of PNC Advantage Funds decreased from $2.6 billion to $929.7 million as all money market funds experienced significant shareholder outflows.

Effective February 8, 2010, the Allegiant Advantage Funds were renamed PNC Advantage Funds as a result of the combination of Allegiant Funds and PNC Funds Inc. Your Board of Trustees, which now comprises certain Board members from both legacy fund families, extends a welcome to our new shareholders and looks forward to continuing to serve you.

If you have questions regarding PNC Advantage Funds or the information contained in this report, you may contact a representative at 1-800-364-4890 or visit our website at pncfunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

John R. Murphy Co-Chairman	Robert D. Neary Co-Chairman

PNC Advantage Funds

MESSAGE FROM THE PRESIDENT

“Economic conditions markedly improved dur- ing the 12 months ended May 31, 2010 compared to the one year prior....” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

Dear Shareholders:

We are pleased to present this annual report for the PNC Advantage Funds which provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2010, were especially eventful times for the PNC Advantage Funds.

•

We continue to enhance our array of investment options. Effective September 30, 2009, PNC Capital Advisors, LLC, a Delaware limited liability company, was formed as a result of the merger of PNC Capital Advisors, Inc., investment adviser to PNC Funds, Inc., with its affiliate Allegiant Asset Management Company. In so doing, PNC Capital Advisors, LLC assumed the responsibility of investment adviser for the PNC Advantage Funds as we increasingly drew on the proven experience of several of the portfolio managers from the predecessor investment advisers.

•

Effective February 8, 2010, each investment portfolio of the Allegiant Advantage Funds was re-named as a PNC investment portfolio. For example, Allegiant Advantage Institutional Money Market Fund was re-named PNC Advantage Institutional Money Market Fund.

•

We continue to believe that by offering the opportunity to diversify your investments among an array of taxable and tax-exempt fixed income, equity and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period, especially given the dramatic shift in conditions from one year prior.

Economic Review

Economic conditions markedly improved during the 12 months ended May 31, 2010, compared to the one year prior. Real Gross Domestic Product (“GDP”) had declined 5.7% in the first quarter of 2009, but then decreased a comparatively modest 0.7% in the second quarter of 2009 before increasing 2.2% and 5.6% in the third and fourth quarters of 2009, respectively. U.S. GDP grew 3.0% in the first quarter of 2010, and most economists are anticipating positive growth in the second quarter of 2010 as well.

The increase in real GDP in the first quarter of 2010 primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports and nonresidential fixed investment that were partly offset by negative contributions from state and local government spending and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased. That said, the deceleration in real GDP in the first quarter compared to the prior quarter primarily reflected decelerations in private inventory investment and in exports, a downturn in residential fixed investment, a larger decrease in state and local government spending, and a deceleration in nonresidential fixed investment that were partly offset by an acceleration in PCE and a deceleration in imports.

Several indicators supported GDP growth expectations for the second quarter of 2010. For example, sales at U.S. retailers fell in May for the first time in eight months, but this was due primarily to weak gasoline prices, the end of a home buyer tax credit that had boosted sales

PNC Advantage Funds

MESSAGE FROM THE CO-CHAIRMEN

of building materials, and the winding down of incentives like tax rebates to buy energy-efficient appliances. Core retail sales, which correspond most closely with the consumer spending component of the government’s gross domestic product report, actually rose 0.1% after dropping 0.2% in April. Sales from nonstore retailers, which include online purchases, rose a healthy 2% in May, and were up 15.6% from the same period the previous year. There were also modest gains in sales by furniture stores, grocery stores and health and personal care stores, among others. Further, a jump in consumer sentiment during the last three months ended May 31, 2010 tempered fears of a slowing economic recovery. There were also indications that the economic recovery was on solid footing on the business side. The Commerce Department said business inventories hit a 10-month high in April 2010 (latest data available), while sales were at their highest level since October 2008. Inventories are a key component of gross domestic product changes over the business cycle and the rebuilding of merchandise stock from record low levels is one of the key drivers of the economy’s recovery.

Also on the positive side, inflation remained of little concern, at least for now. Oil prices rose from just over $66 per barrel at the end of May 2009 to just under $74 per barrel at the end of May 2010. Due primarily to the resultant sharp increase in energy prices overall, the Consumer Price Index rose at an annualized rate of 2.0% at the end of the annual period. Core inflation, which excludes food and energy prices, grew at just a 0.9% annualized rate, well below the 2.0% average annual increase over the past 10 years and matching April 2010 for the lowest annual increase in 44 years.

Still weighing on the economy was ongoing weakness in the labor market. The unemployment rate edged down to 9.7% in May 2010, having reached a 26 1/2 year high of 10.2% in October 2009, and total nonfarm payroll employment grew by 431,000 in May 2010. However, there were still approximately 15 million Americans unemployed. Also, the increase in employment overall reflected the hiring of 411,000 temporary employees to work on Census 2010, according to the U.S. Bureau of Labor Statistics. Private-sector employment changed little, with an increase of 41,000 jobs in May.

Fixed Income

As the annual period unfolded, the financial panic that had dominated in months prior subsided and a strong rally in “riskier” assets started, especially in credit-related products such as high-yield and investment-grade corporate bonds. Attractive valuations, a willingness to increase risk as early signs of economic recovery grew more evident, and massive amounts of liquidity caused spreads, or the difference in yields between non-Treasury and comparable-duration Treasury securities, to tighten dramatically. Investor confidence was also buoyed by accommodative monetary policy and the commitment of the Federal Reserve Board (the Fed) to maintain the targeted federal funds rate at its near-zero level for an extended period. (It should be noted that while many investors migrated from money market funds to longer-duration assets via short- to intermediate-term taxable and tax-exempt bond funds during the annual period in search of higher yields, investing in bond funds does involve greater risk than investing in money market funds. For example, if interest rates rise, bond fund values could decline.)

While virtually all non-Treasury sectors outperformed Treasuries for the annual period overall, U.S. Treasury securities still generated positive returns. For the annual period overall, two-year

“Still weighing on the economy was ongoing weakness in the labor market.....” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

PNC Advantage Funds

MESSAGE FROM THE PRESIDENT

“Overall, lower-quality issues dramatically out- performed higher- quality issues,... ” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

Treasury yields fell 0.21% to 0.76%, 10-year Treasury yields dropped 0.40% to 3.31%, and 30-year Treasury yields declined 0.33% to 4.22%.

High-yield corporate bonds overall were the best performers within the Barclays Capital U.S. Aggregate Bond Index, boosted primarily by a combination of attractive valuations, increased perception of reduced systemic risk and the growing belief that the recession is over. Commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment grade corporate bonds also generated strong excess returns over U.S. Treasuries. Mortgage-backed securities also outperformed Treasuries but more modestly, as the Fed ended its purchase program on March 31, 2010, thereby withdrawing major buyer support. Overall, lower-quality issues dramatically outperformed higher-quality issues and, in general, longer maturities (that is, those bonds with maturities of ten years or more) outperformed shorter maturities.

The tax-exempt bond market overall modestly outpaced the taxable fixed income markets for the annual period, boosted primarily by strong technicals, as the introduction of the Build America Bond (BAB) program diminished supply while demand for tax-exempt municipal bonds increased. Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Equities

Virtually all of the major U.S. equity indices enjoyed robust double-digit gains during the 12 months ended May 31, 2010, as the equity market rally that began in early March 2009 continued with investors factoring into stock prices the prospects for economic recovery. This is not to say that the period was without volatility.

Through September, several big themes drove the equity market. Positive statements about the recession likely being over from Fed Chairman Ben Bernanke contributed some optimism. Investors appeared to agree that massive economic stimulus programs and packages had been put in place and that stimulus should be allowed to work its way through the financial system. The popular “cash for clunkers” program helped spur auto sales and managed to get consumers to spend. A falling dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the crushing they had absorbed into March. Technology’s strength continued. Some outliers bottomed and rebounded sharply. On the downside, while Wall Street staged a robust rally, concerns about Main Street remained.

Equities closed out the final quarter of 2009 on a high note, brushing off a weak October and fears at the end of November that losses in the small emirate of Dubai could imperil the nascent economic rebound, to post solid gains as investors welcomed improving economic growth. Indeed, economic data, while mixed, displayed positive trends on several key fronts during the quarter. The housing market continued to show signs of life, as sales of existing homes were up from their lows of one year prior. The manufacturing sector, which was hit particularly hard in the downturn, also staged a rebound. Another positive sign for the recovery was solid corporate earnings, which largely outpaced analyst estimates. The biggest areas of concern remained those around the consumer and the persistently high unemployment rate.

After slipping again in January, the equity market advanced robustly through April 2010. The equity market’s gains were supported primarily by strong corporate earnings overall and a better than expected contribution from consumers to the recovering economy. Further, the U.S. dollar strengthened, the major beneficiary of concerns surrounding the euro. May, however, saw significant equity market declines. Indeed, it was the worst month for the S&P 500® Index since February 2009, as economic worries heightened, a North Korean general threatened “all out war,” a cut in Spain’s debt rating by Fitch followed on the heels of Greece’s much-headlined debt troubles, and oil continued to leak into the Gulf region.

In all, mid-cap stocks within the U.S. equity market performed best (Russell Midcap® Value Index), followed closely behind by small-cap stocks (Russell 2000® Index). Large-cap stocks also generated double-digit gains (Russell 1000® Index), but lagged a bit further behind. Value stocks outperformed growth stocks across the capitalization spectrum (Russell 1000® Value Index versus Russell 1000® Growth Index).

International equity markets overall, as measured by the MSCI EAFE® Index, posted positive but far more modest gains than the U.S. equity markets. Consumer staples was the best performing sector, followed by industrials and materials. Utilities and energy generated negative returns for the annual period. Australia, Sweden and Singapore were the best performing individual country markets within the MSCI EAFE® Index. Not surprisingly, Greece was by far the worst performing market. Several other peripheral European markets, including Italy, Portugal, Spain, Finland, Ireland and Austria, also posted negative returns for the annual period. The emerging equity markets as a whole significantly outperformed the developed equity markets on a relative basis during the 12 months ended May 31, 2010, posting returns more in line with those of the U.S. equity market.

Money Markets

Compared to the prior fiscal year, the annual period ended May 31, 2010 was much less “exciting” and eventful, with the Fed maintaining the targeted federal funds rate near zero and thus driving the dominant theme in the taxable and tax-exempt money markets — that is, low yields.

Our View Ahead

In our view, the U.S. economy is moving from recovery to slow expansion and the liquidity and credit crises have abated. Thus, we look for U.S. economic growth in the 2.5% to 3.5% range during calendar year 2010. Assuming this growth rate materializes, after falling by nearly 6% from peak output in 2007 to the trough in mid-2009, domestic GDP will have nearly regained its former peak by the end of 2010.

We believe economic growth is likely to appear stronger as the lagged effects of massive monetary and fiscal stimulus continue to work through the system, and we see a release of pent up demand from what was an unusually harsh winter for much of the country. The various consumer and housing stimulus measures may indeed have the desired effect over the short term. Moreover, the increase in corporate profitability witnessed during the annual period overall often leads to capital spending, a reversal of what we saw during the Great Recession. Additionally, the industrial side of the economy has enjoyed a strong recovery with production rising since last spring.

“Virtually all of the major U.S. equity indi- ces enjoyed robust double-digit gains dur- ing the 12 months ended May 31, 2010,...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

PPNC Advantage Funds

MESSAGE FROM THE PRESIDENT

“The targeted federal
funds rate is expected
to remain below 1%
through late 2010....” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2010

Also, on the positive side, labor markets remain weak, but appear to be stabilizing. The targeted federal funds rate is expected to remain below 1% through late 2010.

We maintain a positive outlook on U.S. large cap equity markets, as operating profits for companies in the S&P 500® Index are estimated to grow approximately 30% for 2010. The price/forward earnings ratio of 13.0x has rebounded from compressed levels and was, at the end of May, in line with historical averages.

Fixed income markets were fairly valued at the end of the annual period but remained vulnerable to quick sentiment changes. Unfortunately, in our view, 2011 will likely see a rise in tax rates as certain Bush-era tax cuts expire, which will likely lead to a concomitant slowdown in consumer spending. Unless employment rises strongly in the interim, the tax increases will diminish real disposable income in aggregate, so there is little doubt Congress will debate reversing or postponing the tax cut expiration. Given the markets waning appetite for government debt relative to non-government debt, this may provoke a negative reaction in the bond market. We have witnessed just this past spring what markets can do to usually sacrosanct government debt if profligate governments indefinitely postpone fiscal sensibility, and hence, lose credibility with their investors. Interest rates on Treasury securities could be vulnerable to sharp, unanticipated increases notwithstanding the economic fundamentals.

We commend you for maintaining a long-term perspective as a basic tenet of your investment approach and for being a part of the PNC Advantage Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Advantage Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

PNC Advantage Funds

SUMMARY OF PORTFOLIO HOLDINGS/EXPENSE TABLES

The table below presents portfolio holdings as of May 31, 2010 as a percentage of total investments.

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund
Commercial Paper	–	38.7%	–
U.S. Government Agency Obligations	85.3%	20.0	–
Municipal Securities	–	12.2	–
Repurchase Agreements	–	11.4	–
Corporate Bonds	–	4.5	–
Affiliated Money Market Fund	–	3.4	–
Certificates of Deposit	–	3.2	–
Funding Agreement	–	2.9	–
Money Market Fund	1.3	2.6	2.6%
U.S. Treasury Obligations	13.4	0.6	97.4
Bank Note	–	0.5	–
	100.0%	100.0%	100.0%

All mutual funds have operating expenses. As a shareholder of a Fund, you could incur operating expenses including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2009 to May 31, 2010).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/09	Ending Account Value 05/31/10	Annualized Expense Ratio*,**	Expenses Paid During Period***
	Institutional Government Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.25	0.12%	$0.60
Hypothetical****
Institutional Class	1,000.00	1,024.33	0.12	0.61
	Institutional Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.27	0.19%	$0.95
Advisor Class	1,000.00	1,000.27	0.19	0.95
Hypothetical****
Institutional Class	1,000.00	1,023.98	0.19	0.96
Advisor Class	1,000.00	1,024.93	0.19	0.96

P N C Advantage Funds

SUMMARY OF PORTFOLIO HOLDINGS/EXPENSE TABLES

	Beginning Account Value 12/01/09	Ending Account Value 05/31/10	Annualized Expense Ratio*,**	Expenses Paid During Period ***
	Institutional Treasury Money Market Fund
Actual
Institutional Class	$1,000.00	$1,000.08	0.09%	$0.45
Hypothetical****
Institutional Class	1,000.00	1,024.48	0.09	0.45
*	See Note 3 in Notes to Financial Statements.

**	The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2009 to May 31, 2010) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2010.

***	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

****	Assumes annual return of 5% before expenses.

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Advantage Funds

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
John R. Murphy 76	Co-Chairman of the Board and Trustee	Since February 2010	Vice-Chairman, National Geographic Society, March 1998 to present. Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).
Robert D. Neary 76	Co-Chairman of the Board Trustee	Since February 2010 Since February 1996	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.
Dorothy A. Berry 66	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.
Kelley J. Brennan 67	Chairman of the Audit Committee Trustee	Since August 2007 Since April 2006	Retired; Partner, Pricewater- houseCoopers LLP (an accounting firm),1981 - 2002.	11 registered investment companies consisting of 36 portfolios	None
Richard W. Furst 71	Trustee	Since June 1990	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.
Dale C. LaPorte 68	Chairman of the Legal Compliance Committee	Since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation
	Trustee	Since April 2005	2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).
L. White Matthews, III 64	Trustee	Since February 2010	Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009 to present;	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 67	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

1Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Savonne Ferguson.

2Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” consists of eleven registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes PNC Advantage Funds (three portfolios) the PNC Alternative Investment Funds (three portfolios) and the PNC Funds (thirty portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended that are not a part of the Fund Complex.

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer[3]	Other Directorships held by Board Member[4]
Officers
Kevin A. McCreadie[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 49	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Kathleen T. Barr[6] 1900 East Ninth St., 14th Floor Cleveland, OH 44114	Senior Vice President	Since February 2003	KTBarr Consulting since June 2010; Managing Director, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), May	N/A	N/A
55	Chief Compliance Officer	Since August 2002	1996-June 2010; Senior Vice President, National City Bank, June 1999-September 2009.
Jennifer E. Spratley[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 41	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
John Kernan[5] 1900 East Ninth St., 14th Floor Cleveland, OH 44114	Treasurer	Since May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management	N/A	N/A
44	Assistant Treasurer	From February 2005 to May 2008	Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.
Patrick Glazar[5] 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Since May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global	N/A	N/A
42	Treasurer	From February 2006 to May 2008	Investment Servicing (U.S.) Inc), since September 2002.
Jennifer E. Vollmer[5] 1600 Market St., 28th Floor Philadelphia, PA 19103 38	Secretary	Since June 2010	Senior Counsel, The PNC Financial Services Group, Inc. since 2007; Secretary, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.), since 2001.	N/A	N/A
Savonne L. Ferguson[5] Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 36	Assistant Secretary	Since June 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
David C. Lebisky[5] 760 Moore Road King of Prussia, PA 19406 38	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A	N/A

[5]Mmes. Ferguson, Spratley and Vollmer and Messrs. Kernan, Lebisky and McCreadie also serve as Officers of PNC Funds and PNC Alternative Investment Funds in their same capacities. Mr. Glazar also serves as an Officer of PNC Funds in his same capacity.

6Ms. Barr also serves as Senior Vice President and Chief Compliance Officer of PNC Funds. She previously served as Chief Administrative Officer from February 2003 until June 2010, Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant Treasurer of PNC Advantage Funds and PNC Funds from August 2002 until February 2003.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-364-4890.

PNC Advantage Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

PNC Advantage Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Advantage Funds (formerly known as Allegiant Advantage Fund) (the “Trust”), comprised of PNC Advantage Institutional Money Market Fund (formerly known as Allegiant Institutional Money Market Fund), PNC Advantage Institutional Government Money Market Fund, and PNC Advantage Institutional Treasury Money Market Fund, as of May 31, 2010, and the related statements of operations for the year then ended for PNC Advantage Institutional Money Market Fund and for the period from October 1, 2009 through May 31, 2010 for PNC Advantage Institutional Government Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund, the statements of changes in net assets for the two years in the period then ended for PNC Advantage Institutional Money Market Fund and for the period from October 1, 2009 through May 31, 2010 for PNC Advantage Institutional Government Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed in the first paragraph as of May 31, 2010, the results of their operations for the year or period then ended, the changes in their net assets for the two years in the period then ended for PNC Advantage Institutional Money Market Fund and for the period from October 1, 2009 through May 31, 2010 for PNC Advantage Institutional Government Money Market Fund and PNC Advantage Institutional Treasury Money Market Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 29, 2010

PNC Advantage Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless other wise indicated

Institutional Government Money Market Fund(1)
Institutional Class
2010(2)
Net Asset Value, Beginning of
Period	$ 1.00

Net Investment Income†	–*
Realized and Unrealized Gain (Loss) on Investments	–

Total from Investment Operations	–

Dividends from Net Investment Income	–*
Distributions from Net Realized Capital Gains	–

Total Distributions	–

Net Asset Value, End of Period	$ 1.00

Total Return	0.03%

Ratios/Supplemental Data

Net Assets End of Period (000)	$15,005

Ratio of Expenses to Average Net Assets	0.10%

Ratio of Net Investment Income to Average Net Assets	0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	0.61%

Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	(0.45)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

Commencement of operations of the Advisor and Service Classes for the Institutional Government Money Market Fund was October 1, 2009. At May 31, 2010, net assets amounted to $10, representing initial seed capital. There was no other shareholder activity in these Classes during the reporting period; therefore, no information is presented.

(2)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

PNC Advantage Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless other wise indicated

	Institutional Money Market Fund(1)
	Institutional Class					Advisor Class(2)
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income†	– *	0.01	0.04	0.05	0.04	– *	0.01	0.04	0.04	–
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	– *	–	– *	– *	– *	– *	–

Total from Investment Operations	–	0.01	0.04	0.05	0.04	–	0.01	0.04	0.04	–

Dividends from Net Investment Income	– *	(0.01)	(0.04)	(0.05)	(0.04)	– *	(0.01)	(0.04)	(0.04)	–
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	–	(0.01)	(0.04)	(0.05)	(0.04)	–	(0.01)	(0.04)	(0.04)	–

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.12%	1.46%	4.43%	5.32%	4.00%	0.10%	1.41%	4.38%	3.68%	N/A

Ratios/Supplemental Data
Net Assets End of Year (000)	$864,478	$2,406,236	$2,289,971	$2,112,795	$1,521,950	$35,123	$206,979	$266,866	$529	$–
Ratio of Expenses to Average Net Assets(3)	0.19%	0.19%	0.16%	0.15%	0.17%	0.21%	0.24%	0.21%	0.20%	N/A
Ratio of Net Investment Income to Average Net Assets	0.14%	1.41%	4.32%	5.19%	4.10%	0.10%	1.45%	4.27%	5.14%	N/A
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	0.22%	0.21%	0.18%	0.18%	0.22%	0.26%	0.26%	0.23%	0.23%	N/A
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	0.11%	1.39%	4.30%	5.16%	4.05%	0.05%	1.43%	4.25%	5.11%	N/A

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

Commencement of operations of the Service Class for the Institutional Money Market Fund was October 1, 2009. At May 31, 2010, net assets amounted to $10, representing initial seed capital. There was no other shareholder activity in this Class during the reporting period; therefore, no information is presented.

(2)

This Class is available to individual and institutional investors through a financial intermediary. During the year ended May 31, 2006, there was no shareholder activity in the Class; therefore, no ratios or total return are presented.

(3)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

PNC Advantage Funds FINANCIAL HIGHLIGHTS	Selected Per Share Data and Ratios For the Years Ended May 31, unless other wise indicated

Institutional Treasury Money Market Fund(1)
Institutional Class
2010(2)
Net Asset Value, Beginning of Period	$1.00

Net Investment Income†	– *
Realized and Unrealized Gain (Loss) on Investments	–

Total from Investment Operations	–

Dividends from Net Investment Income	– *
Distributions from Net Realized Capital Gains	–

Total Distributions	–

Net Asset Value, End of Period	$1.00

Total Return	0.01%

Ratios/Supplemental Data
Net Assets End of Period (000)	$15,090
Ratio of Expenses to Average Net Assets	0.08%
Ratio of Net Investment Income to Average Net Assets	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	0.61%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Expense Reimbursements)	(0.52)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)	Commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)

Commencement of operations of the Advisor and Service Classes for the Institutional Treasury Money Market Fund was October 1, 2009. At May 31, 2010, net assets amounted to $10, representing initial seed capital. There was no other shareholder activity in these Classes during the reporting period; therefore, no information is presented.

See Notes to Financial Statements.

PNC Advantage Institutional Government Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 85.2%
Federal Farm Credit Bank — 16.4%
Federal Farm Credit Bank
5.250%, 09/13/10	$250	$253
Federal Farm Credit Bank (DN)
0.060%, 06/01/10 (A)	1,200	1,200
Federal Farm Credit Bank (FRN)
0.200%, 12/17/10	1,000	1,000
		2,453

Federal Home Loan Bank — 20.3%
Federal Home Loan Bank (DN)
0.170%, 06/11/10 (A)	600	600
Federal Home Loan Bank (FRN)
0.230%, 05/26/11	1,000	1,000
0.250%, 06/07/11	1,000	1,000
Federal Home Loan Bank (MTN)
3.375%, 08/13/10	435	438
		3,038

Federal Home Loan Mortgage Corporation — 21.3%
Federal Home Loan Mortgage Corporation (DN)
0.160%, 06/02/10 (A)	400	400
0.170%, 06/21/10 (A)	300	300
0.190%, 07/19/10 (A)	400	400
0.240%, 08/24/10 (A)	500	500
0.200%, 08/24/10 (A)	600	600
0.270%, 09/14/10 (A)	500	499
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.324%, 03/09/11	500	500
		3,199

Federal National Mortgage Association — 27.2%
Federal National Mortgage Association
3.250%, 08/12/10	750	754
4.250%, 08/15/10	271	273
Federal National Mortgage Association (DN)
0.170%, 06/02/10 (A)	400	400
0.160%, 06/15/10 (A)	455	455
0.205%, 07/26/10 (A)	300	300
0.180%, 07/28/10 (A)	1,000	1,000
0.210%, 09/01/10 (A)	500	500
Federal National Mortgage Association (MTN)
2.875%, 10/12/10	400	404
		4,086

Total U.S. Government Agency Obligations (Cost $12,776)		12,776
U.S. TREASURY OBLIGATION — 13.3%
U.S. Treasury Bill† — 13.3%
0.125%, 06/10/10	2,000	2,000
Total U.S. Treasury Obligation (Cost $2,000)		2,000

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.3%
AIM Government & Agency Portfolio	201,616	$202

Total Money Market Fund (Cost $202)		202

TOTAL INVESTMENTS — 99.8%
(Cost $14,978)*		14,978
Other Assets & Liabilities — 0.2%		27
TOTAL NET ASSETS — 100.0%		$15,005

* Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

(A) Zero Coupon Bond — the rate shown is the effective yield at purchase date.

  Please see Investment Abbreviations and Definitions on Page 24.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)
Money Market Fund	$202	$ –	$–	$ 202
U.S. Government Agency Obligations	–	12,776	–	12,776
U.S. Treasury Obligation	–	2,000	–	2,000

Total Assets – Investments in Securities	$202	$14,776	$–	$14,978

See Notes to Financial Statements.
17

PNC Advantage Institutional Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
BANK NOTE — 0.6%
Bank Note — 0.6%
Chase Bank USA NA
0.250%, 06/11/10	$5,000	$5,000

Total Bank Note (Cost $5,000)		5,000

CERTIFICATES OF DEPOSIT — 3.1%
Yankee — 3.1%
Bank of Nova Scotia TX
0.290%, 07/29/10	8,000	8,000
Canadian Imperial Bank of Commerce NY
0.260%, 07/21/10	10,000	10,000
Svenska Handelsbanken NY
0.265%, 07/22/10	10,000	10,000

Total Certificates of Deposit (Cost $28,000)		28,000

COMMERCIAL PAPER† — 37.6%
Banks — 22.1%
Abbey National North America LLC
0.340%, 10/01/10	8,000	7,991
Australia & New Zealand Banking Group
0.634%, 10/20/10	10,000	9,975
Bank of Montreal
0.270%, 06/18/10	7,000	6,999
0.270%, 07/26/10	9,000	8,996
Bank of Nova Scotia
0.290%, 07/16/10	8,000	7,997
Barclays US Funding
0.230%, 06/18/10	10,000	9,999
0.340%, 07/26/10	9,000	8,995
CBA Delaware Finance
0.280%, 06/10/10	3,100	3,100
0.280%, 06/10/10	4,000	4,000
Deutsche Bank Financial LLC
0.260%, 07/14/10	9,000	8,997
0.390%, 10/01/10	10,000	9,987
European Investment Bank
0.270%, 06/02/10	9,000	9,000
Goldman Sachs Group
0.300%, 06/14/10	5,000	5,000
HSBC USA
0.230%, 06/04/10	7,000	7,000
0.190%, 06/15/10	4,000	4,000
JPMorgan Chase
0.250%, 07/19/10	14,000	13,995
National Australia Funding Delaware
0.305%, 07/19/10	9,000	8,996
Nordea North America
0.240%, 06/01/10	6,000	6,000
0.250%, 06/14/10	8,000	7,999
Rabobank USA Financial
0.240%, 07/01/10	4,000	3,999
Royal Bank of Canada
0.200%, 06/15/10	10,000	9,999
Societe Generale North America
0.250%, 06/01/10	10,000	10,000
Svenska Handelsbanken
0.210%, 06/10/10	9,000	9,000

	Par (000)	Value (000)

UBS Finance Delaware LLC
0.250%, 06/02/10	$9,000	$9,000
Westpac Banking
0.290%, 07/19/10	8,000	7,997

		199,021

Consumer Staples — 2.0%
Nestle Capital
0.170%, 07/12/10	6,000	5,999
0.250%, 07/19/10	9,000	8,997
0.310%, 08/03/10	3,000	2,998

		17,994

Financial Services — 10.5%
Alpine Securitization
0.320%, 06/08/10	15,000	14,999
Edison Asset Securitization LLC
0.330%, 06/21/10	7,840	7,839
Fairway Finance LLC
0.320%, 06/23/10	2,002	2,002
0.380%, 07/07/10	7,300	7,297
FCAR Owner Trust
0.350%, 06/16/10	10,000	9,998
Liberty Street Funding LLC
0.280%, 06/10/10	2,000	2,000
0.250%, 06/11/10	6,000	6,000
PACCAR Financial
0.230%, 06/10/10	9,950	9,949
Straight-A Funding LLC
0.210%, 06/08/10	9,000	9,000
0.350%, 07/13/10	7,000	6,997
Variable Funding Capital LLC
0.260%, 07/02/10	3,600	3,599
Wal-Mart Funding
0.320%, 06/10/10	15,000	14,999

		94,679

Healthcare — 1.1%
Abbott Laboratories
0.230%, 06/29/10	10,000	9,998

Technology — 1.1%
Microsoft
0.170%, 07/15/10	10,000	9,998

Transportation — 0.8%
NetJets
0.230%, 06/16/10	7,000	6,999
Total Commercial Paper (Cost $338,689)		338,689

CORPORATE BONDS — 4.4%
Banks — 3.5%
Goldman Sachs Group (FRN) (MTN)
0.388%, 06/28/10	10,000	10,000
Toronto Dominion Bank (FRN)
0.298%, 07/13/10	5,000	5,000
0.297%, 12/09/10	2,000	2,000
Wachovia (FRN)
0.402%, 06/01/10	5,000	5,000
Wachovia Bank NA (FRN)
0.606%, 12/02/10	5,000	5,002

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Banks — continued
Westpac Banking (FRN) 0.312%, 10/06/10	$ 4,000	$ 4,000
		31,002

Insurance — 0.9%
Metropolitan Life Global Funding I (FRN) 0.858%, 09/17/10 (A)	8,200	8,214

Total Corporate Bonds (Cost $39,216)		39,216

FUNDING AGREEMENT — 2.8%
New York Life Funding Agreement (FRN) 0.791%, 06/03/10 (B)	25,000	25,000

Total Funding Agreement (Cost $25,000)		25,000

MUNICIPAL BONDS — 11.8%
Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Yale University (RB) Series X-2 (VRDN) 0.200%, 07/01/37	10,000	10,000

Massachusettes — 1.9%
Massachusetts Health & Educational Facilities Authority (TECP) Harvard University Series EE 0.250%, 06/01/10	8,427	8,427
Massachusetts Health & Educational Facilities Authority, Harvard University (RB) Series Y (VRDN) 0.130%, 07/01/35	9,000	9,000
		17,427

Michigan — 1.8%
Board of Trustees of Michigan State University (TECP) Series 08-A
0.250%, 06/02/10	8,000	8,000
0.250%, 06/03/10	8,000	8,000
		16,000

Ohio — 2.3%
Ohio State (GO) Series B (VRDN) 0.250%, 03/15/25	4,740	4,740
Ohio State University (RB) Series B (VRDN) 0.250%, 12/01/28	16,020	16,020
		20,760

Rhode Island — 1.7%
Rhode Island Health and Educational Building, Brown University (RB) Series B (VRDN) 0.250%, 09/01/43	14,930	14,930

Texas — 3.0%
Red River Education Finance, Texas Christian University Project (RB) (VRDN) 0.250%, 03/15/35	14,500	14,500

	Par (000)	Value (000)

University of Texas, Financing System (RB) Series B (VRDN) 0.190%, 08/01/39	$ 13,000	$ 13,000
		27,500

Total Municipal Bonds (Cost $106,617)		106,617

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.5%
Federal Farm Credit Bank — 1.7%
Federal Farm Credit Bank (FRN)
0.308%, 02/14/11	6,000	6,002
0.262%, 08/23/11	9,000	8,999
		15,001

Federal Home Loan Bank — 7.5%
Federal Home Loan Bank (FRN) 0.310%, 11/19/10	4,000	3,998
Federal Home Loan Bank (MTN)
3.000%, 06/11/10	10,000	10,008
3.500%, 07/16/10	10,000	10,040
0.440%, 10/07/10	25,000	25,000
0.500%, 10/25/10	18,000	18,003
		67,049

Federal Home Loan Mortgage Corporation — 4.4%
Federal Home Loan Mortgage Corporation (DN)
0.000%, 06/17/10 (C)	2,000	2,000
0.240%, 08/26/10 (C)	5,000	4,997
0.280%, 09/20/10 (C)	2,000	1,998
0.275%, 10/25/10 (C)	8,000	7,991
0.290%, 11/22/10 (C)	8,000	7,989
Federal Home Loan Mortgage Corporation (FRN) 0.464%, 08/24/10	4,750	4,750
Federal Home Loan Mortgage Corporation (MTN) 3.125%, 10/25/10	10,000	10,113
		39,838

Federal National Mortgage Association — 5.9%
Federal National Mortgage Association (DN)
0.240%, 08/25/10 (C)	4,600	4,597
0.280%, 09/15/10 (C)	6,000	5,995
0.280%, 09/15/10 (C)	3,810	3,807
0.275%, 10/25/10 (C)	18,000	17,980
Federal National Mortgage Association (MTN)
4.625%, 06/01/10	6,000	6,000
2.875%, 10/12/10	15,000	15,132
		53,511

Total U.S. Government Agency Obligations (Cost $175,399)		175,399

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Note — 0.6%
2.000%, 09/30/10	5,000	5,030

Total U.S. Treasury Obligation (Cost $5,030)		5,030

See Notes to Financial Statements.

PNC Advantage Institutional Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Number of Shares	Value (000)
MONEY MARKET FUND — 2.5%
AIM STIT Liquid Assets Portfolio	22,536,564	$22,537

Total Money Market Fund (Cost $22,537)		22,537
AFFILIATED MONEY MARKET FUND — 3.3%
BlackRock Liquidity Funds TempFund Portfolio††	30,000,000	30,000

Total Affiliated Money Market Fund (Cost $30,000)		30,000
	Par (000)
REPURCHASE AGREEMENTS — 11.1%

Banc of America Securities

0.190% (dated 05/28/10, due 06/01/10, repurchase price $11,000,281, collateralized by Federal National Mortgage Association Bond, 5.000%, due 07/01/35, total market value $11,220,000)	$11,000	11,000

Barclays Capital

0.180% (dated 05/28/10, due 06/01/10, repurchase price $9,000,180, collateralized by Federal National Mortgage Association Bond, 6.000%, due 02/01/23, total market value $9,180,000)	9,000	9,000

Deutsche Bank Securities

0.200% (dated 05/28/10, due 06/01/10, repurchase price $15,000,333, collateralized by Federal National Mortgage Association Bonds, 4.500% to 7.000%, due 04/01/25 to 04/01/38, total market value $15,300,001)	15,000	15,000

Goldman Sachs

0.200% (dated 05/28/10, due 06/01/10, repurchase price $15,000,333, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bond, 4.890% to 5.000%, due 04/01/12 to 06/01/36, total market value $15,300,000)	15,000	15,000

Goldman Sachs (TLGP) (FDIC)

0.210% (dated 05/28/10, due 06/01/10, repurchase price $12,000,280, collateralized by General Electric Capital Bond (FDIC), 2.625%, due 12/28/12, total market value $12,240,001)	12,000	12,000

Greenwich Capital

0.210% (dated 05/28/10, due 06/01/10, repurchase price $14,000,327, collateralized by U.S. Treasury Note, 2.125%, due 11/30/14, total market value $14,283,730)	14,000	14,000

	Par (000)	Value (000)
JPMorgan Chase

0.200% (dated 05/28/10, due 06/01/10, repurchase price $15,000,333, collateralized by Government National Mortgage Association Bond, 4.500%, due 05/15/40, total market value $15,303,547)	$15,000	$ 15,000

UBS Securities LLC

0.180% (dated 05/28/10, due 06/01/10, repurchase price $9,000,180, collateralized by Federal National Mortgage Association Bond, 5.000%, due 05/01/38, total market value $9,180,633)	9,000	9,000

Total Repurchase Agreements (Cost $100,000)		100,000

TOTAL INVESTMENTS — 97.3%
(Cost $875,488)*		875,488
Other Assets & Liabilities — 2.7%		24,113
TOTAL NET ASSETS — 100.0%		$899,601

* Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

†† See Note 3 in Notes to Financial Statements.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $8,214 and represents 0.9% of net assets as of May 31, 2010.
(B)	Illiquid Security. Total market value of illiquid securities is (000) $25,000 and represents 2.8% of net assets as of May 31, 2010.
(C)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

    Please see Investment Abbreviations and Definitions on Page 24.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Market Value at May 31, 2010 (000)

Affiliated Money Market Fund	$30,000	$ –	$–	$ 30,000
Bank Note	–	5,000	–	5,000
Certificates of Deposit	–	28,000	–	28,000
Commerical Paper	–	338,689	–	338,689
Corporate Bonds	–	39,216	–	39,216
Funding Agreement	–	25,000	–	25,000
Money Market Fund	–	22,537	–	22,537
Municipal Bonds	–	106,617	–	106,617
Repurchase Agreements	–	100,000	–	100,000
U.S. Government Agency Obligations	–	175,399	–	175,399
U.S. Treasury Obligation	–	5,030	–	5,030

Total Assets – Investments in Securities	$30,000	$845,488	$–	$875,488

See Notes to Financial Statements.
21

PNC Advantage Institutional Money Market Fund

SCHEDULE OF INVESTMENTS

May 31, 2010

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 97.4%
U.S. Treasury Bills† — 97.4%
0.138%, 06/03/10	$ 250	$ 250
0.143%, 06/03/10	750	750
0.125%, 06/10/10	500	500
0.142%, 06/10/10	500	500
0.149%, 06/10/10	1,000	1,000
0.116%, 06/17/10	1,000	1,000
0.127%, 06/24/10	1,000	1,000
0.152%, 06/24/10	1,000	1,000
0.132%, 07/01/10	1,000	1,000
0.142%, 07/08/10	1,000	1,000
0.140%, 07/15/10	1,000	1,000
0.162%, 07/22/10	1,000	1,000
0.162%, 08/05/10	1,000	1,000
0.157%, 08/12/10	1,000	999
0.175%, 08/19/10	1,000	1,000
0.162%, 08/26/10	1,000	999
0.205%, 09/23/10	700	699

		14,697

Total U.S. Treasury Obligations (Cost $14,697)		14,697

	Number of Shares
MONEY MARKET FUND — 2.6%
Federated U.S. Treasury Cash Reserve Money Market Fund	385,623	386

Total Money Market Fund (Cost $386)		386

TOTAL INVESTMENTS — 100.0% (Cost $15,083)*		15,083
Other Assets & Liabilities — 0.0%		7
TOTAL NET ASSETS — 100.0%		$15,090

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.

    Please see Investment Abbreviations and Definitions on Page 24.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2010 is as follows. (See Note 2 in Notes to Financial Statements.)
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Mark et Value at May 31, 2010 (000)
Money Market Fund	$386	$ –	$–	$ 386
U.S. Treasury Obligations	–	14,697	–	14,697

Total Assets – Investments in Securities	$386	$14,697	$–	$15,083

See Notes to Financial Statements.

PNC Advantage Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

May 31, 2010

DN — Discount Note

FDIC — Federal Deposit Insurance Corporation

FRN — Floating Rate Note: the rate shown is the rate in effect on May 31, 2010, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

TECP — Tax Exempt Commercial Paper

TLGP — Temporary Liquidity Guarantee Program

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2010, and the date shown is the final maturity date, not the next reset or put date.

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Advantage Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

May 31, 2010

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$14,978	$745,488	$15,083
Investments in affiliates at value	–	30,000	–
Investments in repurchase agreements at value	–	100,000	–

Total Investments at value(1)	14,978	875,488	15,083

Receivable for shares of beneficial interest sold	–	23,686	–
Interest receivable	21	670	–
Receivable from advisor	1	–	2
Prepaid expenses	16	45	16

Total Assets	15,016	899,889	15,101

LIABILITIES
Dividends payable
Institutional Class	–	33	–
Advisor Class	–	1	–
Investment advisory fees payable	–	86	–
Administration fees payable	1	11	1
Custodian fees payable	–	8	–
Transfer agent fees payable	–	22	–
Trustee fees payable	–	30	–
Other liabilities	10	97	10

Total Liabilities	11	288	11

TOTAL NET ASSETS	$15,005	$899,601	$15,090

(1) Investments in non-affiliates at cost	$14,978	$745,488	$15,083
Investments in affiliates at cost	–	30,000	–
Repurchase agreements at cost	–	100,000	–

Total Investments at cost	$14,978	$875,488	$15,083

See Notes to Financial Statements.
26

	Institutional Government Money Market Fund	Institutional Money Market Fund	Institutional Treasury Money Market Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$ 15,003	$ 899,577	$ 15,088

Undistributed Net Investment Income	2	24	2

Total Net Assets	$ 15,005	$ 899,601	$ 15,090

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$15,005,004	$864,477,733	$15,090,041

Class I shares outstanding	15,005,119	864,409,421	15,090,316

Net Asset Value, Offering and Redemption Price Per Share	$ 1.00	$ 1.00	$ 1.00

Net assets applicable to Class A	N/A	$ 35,123,410	N/A

Class A shares outstanding	N/A	35,118,863	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	$ 1.00	N/A

See Notes to Financial Statements.

PNC Advantage Funds

STATEMENTS OF OPERATIONS (000)

May 31, 2010

	Institutional Government Money Market Fund*	Institutional Money Market Fund	Institutional Treasury Money Market Fund*

Investment Income:
Interest and dividends	$ 15	$ 5,239	$ 9
Income from affiliate	–	76	–
Total Investment Income	15	5,315	9
Expenses:
Investment advisory fees	15	2,386	15
Administration fees	9	247	8
Shareholder servicing fees:
Advisor Class	–	37	–
Transfer agent fees	1	65	1
Custodian fees	1	75	1
Professional fees	8	148	7
Pricing service fees	1	6	–
Printing and shareholder reports	–	37	–
Registration and filing fees	17	74	17
Trustees’ fees	–	42	–
Temporary Guarantee Program Participation Fee(1)	–	267	–
Miscellaneous	8	121	10
Total Expenses	60	3,505	59
Less:
Waiver of investment advisory fees	(15)	(318)	(15)
Waiver of shareholder servicing fees:
Advisor Class	–	(18)	–
Expense reimbursements:(2)
Advisor Class	–	(6)	–
Institutional Class	(35)	(70)	(36)
Net Expenses	10	3,093	8
Net Investment Income	5	2,222	1
Realized Gain on Investments:
Net Realized Gain on Investments Sold	–	15	–
Net Gain on Investments	–	15	–
Net Increase in Net Assets Resulting from Operations	$ 5	$ 2,237	$ 1

*	Commenced operations on October 1, 2009.
(1)	See Note 8 in Notes to Financial Statements.
(2)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

PNC Advantage Funds

STATEMENTS OF CHANGES IN NET ASSETS (000)

	Institutional Government Money Market Fund	Institutional Money Market Fund		Institutional Treasury Money Market Fund
	For the Period	For the Year Ended		For the Period

	October 1, 2009** -			October 1, 2009** -
	May 31, 2010	May 31, 2010	May 31, 2009	May 31, 2010
Investment Activities:
Net investment income	$ 5	$ 2,222	$ 33,834	$ 1
Net realized gain on investments sold	–	15	65	–
Net increase in net assets resulting from operations	5	2,237	33,899	1
Dividends to Shareholders:
Dividends from net investment income:
Institutional Class	(5)	(2,137)	(30,579)	(1)
Advisor Class	–	(85)	(3,255)	–
Total dividends and distributions	(5)	(2,222)	(33,834)	(1)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Class	15,000	4,112,644	6,393,657	15,089
Advisor Class	–	597,273	900,509	–
Reinvestment of dividends:
Institutional Class	5	394	6,178	1
Advisor Class	–	15	184	–
Total proceeds from shares issued and reinvested	15,005	4,710,326	7,300,528	15,090
Value of shares redeemed:
Institutional Class	–	(5,654,815)	(6,283,629)	–
Advisor Class	–	(769,140)	(960,586)	–
Total value of shares redeemed	–	(6,423,955)	(7,244,215)	–
Increase (decrease) in net assets from share transactions	15,005	(1,713,629)	56,313	15,090
Total increase (decrease) in net assets	15,005	(1,713,614)	56,378	15,090
Net Assets:
Beginning of period	–	2,613,215	2,556,837	–
End of period*	$15,005	$ 899,601	$ 2,613,215	$15,090

*Including undistributed net investment income	$ 2	$ 24	$ 24	$ 2

**Commencement of operations

See Notes to Financial Statements.

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

1. Fund Organization

PNC Advantage Funds (the “Trust”), formerly Allegiant Advantage Funds, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust that was organized on May 18, 1993. The Trust currently offers three diversified investment portfolios, the Institutional Government Money Market Fund, the Institutional Money Market Fund and the Institutional Treasury Money Market Fund (individually, a “Fund”, collectively, the “Funds”). Each of the Funds is authorized to issue various classes of shares. Each share class is sold without a sales charge, represents an interest in the same portfolio of investments of the Funds, and is substantially the same in all respects, except that the Advisor and Service Shares are subject to a shareholder services fee.

Fund Changes

Effective February 8, 2010, each investment portfolio of the Trust was renamed as a PNC investment portfolio (the “Name Changes”).

Effective October 1, 2009, the Trust began offering the Institutional Government Money Market Fund and the Institutional Treasury Money Market Fund.

Effective October 1, 2009, the Funds began offering Service Shares.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2010 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

• Level 1 — quoted prices in active markets for identical securities
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2010 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets of the Funds. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Adviser

On September 29, 2009, Allegiant Asset Management Company (“Allegiant”), the former investment adviser to the Trust, merged with PNC Capital Advisors, Inc. (“PCA”), its affiliate, to form PNC Capital Advisors, LLC (“PNC Capital”) (“the Merger”). Allegiant became an affiliate of PCA upon the acquisition of its parent company, National City Corporation (“NCC”), by The PNC Financial Services Group, Inc. (“PNC Group”) on December 31, 2008. PNC Group subsequently determined to consolidate the institutional and mutual fund investment advisory operations of Allegiant with PCA to form PNC Capital. References in this report to the “Adviser” concerning matters prior to September 29, 2009 refer to Allegiant Asset Management Company and references concerning matters after September 29, 2009 refer to PNC Capital.

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of PNC Group, are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the period ended May 31, 2010.

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

	Annual Rate	Fee Waiver	Expense Reimbursement
Institutional Government Money Market Fund*	0.15%	0.15%	0.35%
Institutional Money Market Fund*	0.15%	0.02%	0.00%
Institutional Treasury Money Market Fund*	0.15%	0.15%	0.37%
*	The Adviser has voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the Institutional Government Money Market Fund and the Institutional Money Market Fund and of at least 0.01% for the Institutional Treasury Money Market Fund. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor and Service Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor and Service Shares in consideration for payment of up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively.

The Adviser and its affiliates have voluntarily agreed to reimburse the Funds for Shareholder Servicing Fees payable to other non-affiliated financial institutions and waive Shareholder Servicing Fees otherwise payable to them, respectively. The table below reflects the net annual rates in effect as of May 31, 2010 after voluntary waivers and reimbursements by the Adviser and its affiliates.

	Annual Rate
	Advisor Class	Service Class
Institutional Government Money Market Fund	0.00%	0.00%
Institutional Money Market Fund	0.00%	0.00%
Institutional Treasury Money Market Fund	0.00%	0.00%

In addition to or absent from reimbursements and waivers by the Adviser and its affiliates, the Funds may reduce or suspend payment of Shareholder Servicing Fees to financial institutions.

Custodian Fees

On July 1, 2010, PNC Group sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global changed its name to BNY Mellon Mellon Investment Servicing (US) Inc. (“BNY Mellon”). PFPC Trust Co. will not change its name until a later date to be announced.

PFPC Trust Co., an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the PNC Funds, another registered investment company managed by the Adviser. For the period June 1, 2009 to January 31, 2010, the Custodian fees for the Trust and PNC Funds were calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and PNC Funds and 0.002% of the combined average daily gross assets in excess of $10 billion. Effective February 1, 2010, the Custodian fees for the Trust and PNC Funds are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and PNC Funds, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and PNC Funds and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and PNC Funds based on each Fund’s relative average daily net assets. PFPC Trust Co. also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and PNC Funds. Another officer of BNY Mellon is Assistant Secretary of the Trust and PNC Funds.

Trustees’ Fees

For the period June 1, 2009 to December 31, 2009, each Trustee received an annual fee of $45,000 plus either $4,500 for each combined Board meeting of the Trust and PNC Funds, another registered investment company managed by the Adviser, attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. Effective January 1, 2010, each Trustee receives an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board receive an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the PNC Advantage Funds and PNC Funds based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trusts’ Deferred Compensation Plans (the “Plans”), unfunded, nonqualified deferred compensation plans. The Plans allow each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. For the period, June 1, 2009 to September 29, 2009, BNY Mellon received fees at the annual rate of 0.0136% of each Fund’s first $1 billion of average daily net assets and 0.0111% of each Fund’s average daily net assets in excess of $1 billion. Effective September 30, BNY Mellon received fees at the annual rate of 0.0125% of each Fund’s first $1 billion of average daily net assets; and 0.0100% of each Fund’s average daily net assets in excess of $1 billion. Prior to February 1, 2010, the Adviser did not receive any fees for its services as Co-Administrator. Effective February 1, 2010, the Adviser received 0.0100% of each Fund’s average net assets.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2010, BNY Mellon received $48,732 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2010 include legal fees of $94,938 paid to Drinker Biddle & Reath LLP.

On April 26, 2010, the Board approved Ropes & Gray LLP (“R&G”) to replace Drinker Biddle & Reath LLP as legal counsel to the Trust and PNC Funds.

Affiliated Fund

PNC Group owns a minority interest in BlackRock, Inc. As a result of the merger of NCC and PNC Group on December 31, 2008, the BlackRock Funds are considered affiliated with the Adviser. The Institutional Money Market Fund invests in the BlackRock Liquidity Funds TempFund Portfolio. The total net purchases and sales of BlackRock Funds for year ended May 31, 2010 were $(20,000,000). Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

Details of affiliated holdings at May 31, 2010 are included in the respective Fund’s Schedule of Investments.

4. Federal Income Taxes

Each of the Funds intends to continue to qualify for tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the fiscal year ended May 31, 2010 and for all Institutional

PNC Advantage Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2010

Money Market Fund’s open tax years (years ended May 31, 2007 through May 31, 2009) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends paid during the year ended May 31, 2010 are as follows:

Ordinary Income (000)
Institutional Government Money Market Fund
2010	$ 5
Institutional Money Market Fund
2010	$ 2,723
2009	37,599
Institutional Treasury Money Market Fund
2010	$ 1

As of May 31, 2010, the components of net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Long Term Capital Gain (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Other Temporary Differences (000)	Total Net Assets (000)
Institutional Government Money Market Fund	$ 15,003	$ 2	$–	$–	$–	$ –*	$ 15,005
Institutional Money Market Fund	899,577	84	–	–	–	(60)	899,601
Institutional Treasury Money Market Fund	15,089	1	–	–	–*	–*	15,090

*	Amount represents less than $0.005 per share.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through May 31, 2010 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, distribution payables, deferred organizational costs and use of equalization. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent these differences are permanent; adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the year ended May 31, 2010:

	Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
Institutional Government Money Market Fund	$2	$ –	$ (2)
Institutional Money Market Fund	–	(15)	15
Institutional Treasury Money Market Fund	2	–	(2)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

At May 31, 2010 the Funds had no capital loss carryforwards available to offset future realized capital gains.

5. Market and Credit Risk

Each of the Funds may invest up to 5% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncement

In January 2010, FASB issued Accounting Standards Update (“the Update”) “Improving Disclosures about Fair Value Measurements”. The Update amends FASB Accounting Standards Codification Topic “Fair Value Measurements and Disclosures”, to require additional disclosures regarding fair value measurements. Certain disclosures required by the Update are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the Update will have on its financial statement disclosures.

8. U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

The Board approved the participation by the Institutional Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Institutional Money Market Fund paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008.

9. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

PNC Advantage Funds

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

(Unaudited)

Proxy Voting and Quarterly Schedules of Investments

A description of the policies and procedures that PNC Advantage Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Advantage Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-364-4890, visiting the Funds’ website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-364-4890 or visiting the Trust’s website at pncfunds.com. They also are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Advantage Funds can be found by visiting the Funds’ website at pncfunds.com.

Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

Two Hopkins Plaza

Baltimore, MD 21201

PNC

ADVANTAGE FUNDS

ADV-AR-004-0610

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, Richard W. Furst and Robert D. Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $56,100 and $18,980 for the fiscal years ended May 31, 2010 and 2009, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $4,535 and $1,117 for the fiscal years ended May 31, 2010 and 2009, respectively. Fees are associated with auditor transition assistance and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers controlling, controlled by or under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $0 and $668 for the fiscal years ended May 31, 2010 and 2009, respectively. The fees are associated with the review of calendar year end supplementary tax information to be included in 1099 reporting.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers controlling, controlled by or under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2010 and 2009, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers controlling, controlled by or under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant were $43,000 and $148,000 for the Registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) PNC Advantage Funds

By (Signature and Title)*	/S/ KEVIN A. MCCREADIE
Kevin A. McCreadie, President
(principal executive officer)

Date July 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ KEVIN A. MCCREADIE
Kevin A. McCreadie, President
(principal executive officer)

Date July 28, 2010

By (Signature and Title)*	/S/ JOHN KERNAN
John Kernan, Treasurer
(principal financial officer)

Date July 28, 2010

*	Print the name and title of each signing officer under his or her signature.